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                                      EXHIBIT 10.1.1
                                 Stock Option Agreement

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                                STOCK OPTION AGREEMENT

    This Agreement (the "Agreement") is made effective as of the 25th day of July, 1996 (the "Option Grant Date"), by and between Eckler Industries, Inc. ("Optionor" or the "Company") and Gerald A. (Jerry) Larder, an individual (the "Optionee).

                                       RECITALS

    WHEREAS, this Agreement is entered into in respect of that certain Financial Public Relations Consulting Agreement entered into by and between Optionee and the Company and dated of even date herewith, all the terms and conditions of which are incorporated herein by this reference (the "Consulting Agreement"); and

    WHEREAS, the Board of Directors of the Company authorized the issuance to Optionee of certain shares of Class A Common Stock and certain stock options as compensation for Optionee's services under the Consulting Agreement.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

    1. RECITALS. The above recitals are true and correct and are incorporated by this reference as though fully set forth herein.

    2. THE OPTION. The Optionee may, at his option, purchase all or any part of an aggregate of 275,000 shares of Class A Common Stock ("Common Stock") of Optionor, par value $.01 per share (the "Shares"), in accordance with the terms of this Agreement.

    3.   PURCHASE PRICE.   The purchase price ("Option Price") of the shares
will be as follows, subject to adjustment as set forth in this Agreement:

         (a) The Option Price for 75,000 Shares will be $3.00 per share (collectively, sometimes referred to herein as the "First 75,000 Shares);

         (b)  The Option Price for 125,000 Shares will be $3.75 per share; and

         (c)  The Option Price for 75,000 Shares will be $4.00 per share.

    4. EXERCISE OF OPTION. Subject to Section 10, the Option for the First 75,000 Shares shall be exercisable for a period of approximately sixty (60) days commencing July

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25, 1996 and ending September 25, 1996.  The remaining Shares shall be exercisable for a period of one (1) year commencing July 25, 1996 and ending July 25, 1997. The period during which the Option is in effect for the Shares shall be referred to as the "Option Period". Exercisable but unexercised portions of the Option shall remain exercisable during the remainder of the Option Period. The Board of Directors of the Company in its discretion may permit Optionee to deliver Common Stock of the Company in payment of the Option Price; and, in such case, for any shares of Common Stock so exchanged, an amount equal to the face value thereof on the date tendered will be credited against the Option Price. Optionee shall deliver written notice to Optionor stating the number of shares with respect to which the Option is being exercised and specifying a date, not less than two nor more than ten days after the date of such notice, as the date on which the Optionee shall pay to the Company the Option Price. All payments of the Option Price shall be made at the principal office of Optionor. If any law or regulation requires Optionor to take any action with respect to the shares specified in such notice, then the date for the delivery of such shares against payment therefore shall be extended for the period necessary to take such action. In the event of any failure to pay f or the number of shares specified in such notice on the date set forth therein, as the same may be extended as provided above, the exercise of the option with respect to such number of shares shall be treated as if it had never been made. As soon as reasonably practical after the Optionee has validly exercised the Option, the Company shall cause the appropriate number of shares to be issued and delivered to the Optionee.

    5. CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK. The existence of the Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or to issue any securities, bonds, debentures, or preferred or prior preference stock ahead of or affecting the Common Stock of the Company or the rights thereof , or to effect the dissolution or liquidation of the Company, or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or of another corporation or entity or shares of a different par value 'or without par value through a recapitalization, stock dividend, stock split, reverse stock split or a reorganization under which the Company is not the surviving entity, an appropriate or proportionate adjustment shall be made in the number and/or kind of securities allocated to the Option, without change in the aggregate Option Price applicable to the unexercised portion of the outstanding option but with a corresponding adjustment in the Option Price for each share or other unit of any security covered by the Option. No adjustment shall occur under this Section 5 by virtue of the fact that the Company purchases or sells Common Stock or any securities of the Company for cash. To the extent that the foregoing adjustments relate to a particular stock or securities of the Company subject to this Option, such adjustments shall be made by the Board whose

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determination in that respect shall be final and conclusive.  No fractional
Shares shall be issued for any such adjustment.

    In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been exercised during such 15-day period, this Option will terminate as to any unexercised portion thereof immediately prior to the consummation of such proposed action.

    6. RIGHTS PRIOR TO PURCHASE OF STOCK. The Optionee shall have no right as a shareholder with respect to any of the Shares covered by the Option until the Optionee has made full payment for the Shares being purchased and said Shares have been issued and delivered to the Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Shares are fully paid for, issued and delivered, except as provided in Section 4.

    7. CERTAIN RESTRICTIONS. Optionee will acquire Optionee's Shares for Optionee's own account, for investment only and without a view to resale or distribution except in compliance with the Securities Act of 1933, as amended, ("Act") and any applicable state securities laws.

    8. WITHHOLDING TAXES. Optionee shall be solely responsible for payment of any federal or state income taxes owed by Optionee in connection with this Option and exercise(s) thereof.

    9. SHARES RESERVED. Optionor shall at all times during the Option Period reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

    10. NONASSIGNABILITY. The Option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by the Optionee. Except as provided in the preceding sentence, no option nor any interest in the Option or the Plan shall be subject to encumbrance, assignment, alienation, transfer or anticipation either by voluntary or involuntary act of the Optionee or the Optionee's heirs or beneficiaries or by operation of law, nor shall such Option or right be subject to the demands or claims of any creditor of such person or be liable in any way for such person's death obligations or liabilities. Additionally, neither the Optionee nor any other person or entity shall have any interest in any specific asset or assets or stock of the Company by reason of the granting of the option.

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    11.  DELAY IN EXERCISE.  The Board of Directors of the Company may
determine in its discretion, that listing, registration or qualification of the Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the exercise of such Option; and in such event such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of Company.

    12. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


    IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written hereinabove.


ECKLER INDUSTRIES, INC.                Gerald A. Larder


By: /s/ Ralph H. Eckler                /s/ Gerald A. Larder
   _______________________             _______________________
    As Its President                        "OPTIONEE"
       "OPTIONOR"

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